Exhibit 10

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, and its principal subsidiary Navistar, Inc. are incorporated herein by reference.

*10.76	Annual Incentive Award Plan Criteria for fiscal year 2011 for named executive officers. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed December 16, 2010. Commission File No. 001-09618.

*10.77	Fiscal Year 2011 Long-Term Equity Grant award description to non-employee directors and named executive officers. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on December 16, 2010. Commission File No. 001-09618.

*10.78	Form of Cash Settled Performance-Based Stock Unit Award Notice and Agreement. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed December 16, 2010. Commission File No. 001-09618.

*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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